UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[  ]     Preliminary Proxy Statement
[  ]     CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
            (AS PERMITTED BY RULE 14A-6(E)(2))
[X]      Definitive Proxy Statement
[  ]     Definitive Additional Materials
[  ]     Soliciting Material Pursuant to ss.240.14a-12

                          OSAGE FEDERAL FINANCIAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
________________________________________________________________________________
     (2)  Aggregate number of securities to which transaction applies:
________________________________________________________________________________
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________________________
     (4)  Proposed maximum aggregate value of transaction:
________________________________________________________________________________
     (5)  Total fee paid:
________________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
________________________________________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
________________________________________________________________________________

     (3)  Filing Party:
________________________________________________________________________________

     (4)  Date Filed:
________________________________________________________________________________

                      [OSAGE FEDERAL FINANCIAL LETTERHEAD]









                                 October 6, 2006



Dear Fellow Shareholder:

     You are cordially invited to attend the 2006 Annual Meeting of Shareholders of Osage Federal Financial, Inc., the holding company for Osage Federal Bank. The Annual Meeting will be held at the main office of the Bank, 239 East Main Street, Pawhuska, Oklahoma on Wednesday, November 8, 2006 at 1:00 p.m., Central Time.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions shareholders may have.

     WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. On behalf of your Board of Directors, we thank you for your interest and support.

Sincerely,

/s/ Mark S. White

Mark S. White
President and Chief Executive Officer

                          OSAGE FEDERAL FINANCIAL, INC.
                              239 EAST MAIN STREET
                            PAWHUSKA, OKLAHOMA 74056
                                 (918) 287-2919

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 8, 2006

     NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders (the "Annual Meeting") of Osage Federal Financial, Inc. (the "Company") will be held at the main office of Osage Federal Bank, 239 East Main Street, Pawhuska, Oklahoma on Wednesday, November 8, 2006 at 1:00 p.m., Central Time.

     A proxy statement and proxy card for the Annual Meeting accompany this notice.

     The Annual Meeting is for the purpose of considering and acting upon the following matters all of which are more completely set forth in the accompanying proxy statement:

     1.   The election of two directors;

     2. The ratification of the appointment of an independent registered public accounting firm for the fiscal year ending June 30, 2007; and

     3. The consideration of such other matters as may properly come before the Annual Meeting.

     Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Only shareholders of record at the close of business on September 29, 2006 are entitled to vote at the Annual Meeting and any adjournments thereof.

     You are requested to complete and sign the accompanying proxy card which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Frances Altaffer

                                     FRANCES ALTAFFER
                                     Secretary
Pawhuska, Oklahoma
October 6, 2006

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM. THE ENCLOSED PROXY CARD IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 PROXY STATEMENT
                                       OF
                          OSAGE FEDERAL FINANCIAL, INC.
                              239 EAST MAIN STREET
                            PAWHUSKA, OKLAHOMA 74056
                                 (918) 287-2919

                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 8, 2006

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Osage Federal Financial, Inc. (the "Company") to be used at the 2006 Annual Meeting of Shareholders of the Company and any adjournments or postponements thereof (the "Annual Meeting"). The Annual Meeting will be held at the main office of Osage Federal Bank ("Osage Federal" or the "Bank"), 239 East Main Street, Pawhuska, Oklahoma on Wednesday, November 8, 2006 at 1:00 p.m., Central Time. This proxy statement and form of proxy are first being mailed to shareholders on or about October 6, 2006.

--------------------------------------------------------------------------------
                       VOTING AND REVOCABILITY OF PROXIES
--------------------------------------------------------------------------------

     Shareholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed and returned proxies will be voted at the Annual Meeting and all adjournments or postponements thereof. Proxies may be revoked by written notice to Frances Altaffer, Secretary, at the address shown above, by submitting a duly-executed, later-dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a shareholder at the Annual Meeting alone will not revoke such shareholder's proxy.

     Unless contrary instruction is given, proxies solicited by the Board of Directors of the Company will be voted FOR the election as directors of the nominees set forth below and FOR the ratification of the appointment of an independent registered public accounting firm. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is properly presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, par value $0.10 per share (the "Common Stock"). Shareholders of record as of the close of business on September 29, 2006 (the "Record Date") are entitled to one vote on each matter presented for each share then held. At the Record Date, there were 2,287,017 shares of the Common Stock outstanding including 1,596,919 shares held by Osage Federal MHC. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is required for a quorum at the Annual Meeting.

     The following table sets forth, as of the Record Date, certain information as to those persons who were known to be the beneficial owners of more than five percent (5%) of the Company's outstanding shares of Common Stock and the shares of Common Stock beneficially owned by all executive officers and directors of the Company as a group.

                                                                                         PERCENT OF SHARES OF
NAME AND ADDRESS                                    AMOUNT AND NATURE OF                     COMMON STOCK
OF BENEFICIAL OWNER                                BENEFICIAL OWNERSHIP(1)                  OUTSTANDING(2)
-------------------                                -----------------------                  --------------
Osage Federal MHC                                         1,596,919                             69.83%
239 East Main Street
Pawhuska, OK  74056

All directors and executive officers as a                248,913 (3)                            10.73%
group (9 persons)

--------------------
(1) For purposes of this table, a person is deemed to be the beneficial owner of shares of Common Stock if he or she has or shares voting or investment power with respect to such shares or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named persons or group exercise sole voting and investment power over the shares of the Common Stock.
(2) In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any shares which the individual or group have the right to acquire through the exercise of options or otherwise within 60 days of the Record Date.
(3) Includes 33,075 shares which directors and executive officers have the right to acquire pursuant to options issued under the 2004 Stock Option Plan which are or will become exercisable within 60 days of the Record Date, 7,754 shares which will vest within 60 days of the Record Date under the Osage Federal Bank 2004 Restricted Stock Plan, 39,663 shares held in the accounts of executive officers in the Osage Federal Employees Savings and Profit Plan, and 5,993 shares allocated to the accounts of executive officers in the Bank's Employee Stock Ownership Plan ("ESOP"). Excludes 41,334 shares held by the ESOP which have not been allocated to participant accounts. The non-employee directors of the Bank serve as the ESOP trustees and vote such shares as directed by the Bank's Board, subject to such trustees' fiduciary duty.

--------------------------------------------------------------------------------
                       PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors is composed of seven members. Under the Company's Bylaws, directors are divided into three classes, as nearly equal in number as possible. Each class serves for a three-year term, with one class of directors elected at each annual meeting. The Board of Directors has nominated directors Mark S. White and Harvey Payne to serve as directors for additional three-year terms.

     If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

     Under the Company's Bylaws, directors are elected by a plurality of the votes cast at an Annual Meeting at which a quorum is present. Votes which are not cast at the Annual Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or withheld from a nominee. Unless otherwise specified on the proxy, it is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees.

     The following table sets forth the names of the Board's nominees for election as directors of the Company and of those directors who will continue to serve as such after the Annual Meeting. Also set forth is certain other information with respect to each such person's positions with the Company, their age, the year he or she first became a director of the Company's wholly owned subsidiary, Osage Federal, the expiration of his or her term as a director, and the number and percentage of shares of the Common Stock beneficially owned. All of the directors were initially appointed as directors of the Company in 2004 in connection with the Company's incorporation.


                                                          YEAR FIRST                      SHARES OF
                                                          ELECTED AS                     COMMON STOCK
                                                           DIRECTOR     CURRENT TERM     BENEFICIALLY       PERCENT
NAME AND POSITIONS                            AGE(1)     OF THE BANK     TO EXPIRE         OWNED(2)       OF CLASS(3)
------------------                            ------     -----------    ------------       -----          -----------
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2009

Mark S. White                                   58           1994           2006           42,411           1.85%
President, Chief Executive Officer and
Director

Harvey Payne                                    59           1996           2006           32,767(4)        1.43%
Director

DIRECTORS CONTINUING IN OFFICE

Gary D. Strahan                                 53           1994           2007           28,038(4)        1.23%
Director

Richard Trolinger                               50           1998           2007           26,766           1.17%
Executive Vice President and Director

Martha M. Hayes                                 66           1984           2007           23,529           1.03%
Senior Vice President and Director

Milton V. Labadie                               75           1973           2008            8,097(4)          *
Chairman of the Board and Director

Mark A. Formby                                  50           1996           2008           52,224(4)        2.28%
Director

----------------------
*    Less than 1.0% of shares outstanding.
(1)  As of the Record Date.
(2) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through certain employee benefit plans of the Company; stock in which the individual either has or shares voting and/or investment power and shares which the individual has the right to acquire at any time within 60 days of the Record Date. Each person or relative of such person whose shares are included herein exercises sole or shared voting and dispositive power as to the shares reported. Includes 1,140 shares which each of Messrs. Formby, Payne and Strahan have the right to acquire pursuant to options exercisable within 60 days of the Record Date, 2,281 shares which Mr. Labadie has the right to acquire pursuant to options exercisable within 60 days of the Record Date, 4,562 shares which Mrs. Hayes has the right to acquire pursuant to such options, 6,844 shares which Mr. Trolinger has the right to acquire and 11,406 shares which Mr. White has the right to acquire. Includes the following shares of restricted stock which are scheduled to vest within 60 days of the Record Date: 456 shares each for Messrs. Labadie, Formby, Payne and Strahan; 912 shares for Mrs. Hayes; 1,369 shares for Mr. Trolinger; and 2,281 shares for Mr. White. Includes 1,673, 1,336 and 1,304 shares allocated to the ESOP accounts of Messrs. White and Trolinger and Mrs. Hayes, respectively, and 3,620, 15,848 and 15,839 shares held in their respective accounts in the Osage Federal Employees' Savings and Profit Sharing Plan.

                                       3

(3) In calculating the percentage ownership of an individual or group, the number of shares outstanding is deemed to include any share which the individual or group has the right to acquire through the exercise of options or otherwise within 60 days of the Record Date.
(4) Excludes 41,334 shares held by the Bank's ESOP for which such individual serves as a plan trustee.

     The principal occupation of each director and executive officer of the Company for the last five years is set forth below.

     MARK S. WHITE has been the president and chief executive officer of Osage Federal Bank since 1995 and a director since 1994. Prior to joining Osage Federal, he had served as the President and Chief Operating Officer of Green Country Federal Savings and Loan Association in Miami, Oklahoma since 1990. Mr. White serves as vice president and treasurer of the Bartlesville Area United Way and serves as treasurer of the Pawhuska High School Honors Banquet. In addition, Mr. White is a director and former president of the Bartlesville Credit Bureau and is a director and former president of the Kiwanis Club of Pawhuska. He also serves as a director of the Bartlesville Symphony.

     HARVEY PAYNE has been a director since 1996. Mr. Payne is a self-employed attorney and is also a director for the Tallgrass Prairie Preserve for The Nature Conservancy in Arlington, Virginia. Mr. Payne serves as a director of the Pawhuska Community Foundation and as attorney for the Osage County Historical Society.

     GARY D. STRAHAN has been a director since 1994. Mr. Strahan is a self-employed certified public accountant. Mr. Strahan serves as a director of the Osage County Historical Society, and a trustee and vice president of the Pawhuska Education Trust.

     RICHARD TROLINGER serves as executive vice president and has been the chief lending officer since 1994 and became a director in 1998. Mr. Trolinger is president of the Bartlesville Builders Association and a member of the Bartlesville Chamber of Commerce.

     MARTHA M. HAYES has been employed by Osage Federal Bank since 1974 and now serves as senior vice president and has been a director since 1984. She manages the human resources department, collections and purchasing functions and assists the president in daily operation matters. Mrs. Hayes is a member of the Pawhuska Hospital Auxiliary, the American Legion Auxiliary and the First Baptist Church of Pawhuska.

     MILTON V. LABADIE has been a member of the Board of Directors since 1973 and became chairman of the Board in 1994. Mr. Labadie retired as Chief Executive Officer of Osage Federal in 1995 after serving with Osage Federal since 1972. Mr. Labadie is a member of the Kiwanis Club.

     MARK A. FORMBY has been a director since 1996. Mr. Formby is a private investor and the former owner of Formby Propane and Formby Foods (convenience stores) located in Pawhuska. Mr. Formby is past deacon chairman of the First Baptist Church in Pawhuska, Oklahoma. He is a past president of the Pawhuska Quarterback Club and past commissioner of the Pawhuska Little League Football. Mr. Formby is a member of the board of directors of the Oklahoma Grocer's Association. He is a licensed minister in the Southern Baptist Convention.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORs

     SUE ALLEN SMITH, 49, has been employed with Osage Federal Bank since 2001, and has been Chief Financial Officer since 2003. She is a certified public accountant. Ms. Smith is a member of Preserve Pawhuska and the Pawhuska Retail Merchants Association.

     FRANCES ALTAFFER, 64, has been employed by Osage Federal Bank since 1984 and has been vice president and corporate secretary since 1993. Mrs. Altaffer is a member of the First United Methodist Church of Pawhuska.

--------------------------------------------------------------------------------
                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

     Our Board of Directors holds regular and special meetings as needed. During the fiscal year ended June 30, 2006, Osage Federal Financial, Inc.'s Board of Directors met six times and Osage Federal Bank's Board of Directors held 12 regular meetings. No director attended fewer than 75% of the total number of meetings of the Board of Directors held during fiscal year 2006 and the total number of meetings held by all committees on which the director served during the year. We encourage directors to attend annual meetings of shareholders. All directors attended last year's annual meeting. Shareholders may send communications to the Board of Directors by addressing them to the Corporate Secretary at the main office.

     AUDIT COMMITTEE. The Audit Committee consists of Directors Formby, Labadie, Strahan and Payne. The committee meets quarterly with the internal auditors. This committee's main responsibilities include oversight of the external and internal auditors and review of audit reports. Osage Federal Financial, Inc. has adopted a written charter for the Audit Committee. The members of the Audit Committee would be considered independent under the listing standards of The Nasdaq Stock Market. The Board of Directors has determined that Mr. Strahan is an Audit Committee Financial Expert within the meaning of the regulations of the Securities and Exchange Commission and that he would be independent within the meaning of the listing requirements of The Nasdaq Stock Market if we were subject to such requirements. The Audit Committee met four times during fiscal year 2006.

     COMPENSATION COMMITTEE. The Compensation Committee consists of Directors Formby, Labadie, Payne, Strahan and White. President White does not participate in committee decisions regarding his own compensation. This committee meets as needed. The responsibilities of this committee include review of salary and bonus recommendations made by management. The Compensation Committee met two times during fiscal year 2006.

     NOMINATING COMMITTEE AND DIRECTOR NOMINATIONS PROCESS. Osage Federal Financial, Inc. does not have a standing nominating committee or committee performing similar functions. Instead, the full Board of Directors acts as a nominating committee for the selection of management's nominees for director and each director participates in the nomination process. All nominees are approved by a majority of the independent directors. The Board of Directors believes that its procedures provide adequate assurance that nominations are approved by independent directors. The Board of Directors will consider director candidates recommended by shareholders. Any such recommendations must be submitted to the Secretary at least 120 days prior to the date of the Annual Meeting and should include the nominee's name and qualifications for board membership. The Board believes that all nominees for director, including shareholder nominees, should have the highest personal and professional ethics and integrity; substantial business or other professional experience in the primary market area served by Osage Federal Bank; commitment to enhancing the business and prospects of Osage Federal Bank; ability to work with existing board members and management; ability to make appropriate level of commitment of time and resources to their duties as director; an understanding of banking and financial matters and the role of directors in the management of Osage Federal Financial, Inc.; and substantial personal investment in the common stock. All Board nominees for election at this year's annual meeting are incumbent directors standing for re-election. The Board of Directors held one meeting as a nominating committee during fiscal year 2006 in order to make nominations for directors.

--------------------------------------------------------------------------------
                              DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

         BOARD FEES. Outside directors are currently paid a fee of $900 per month and an annual bonus of $1,000. Directors who also serve as employees are paid a fee of $700 per month. Members of the Audit Committee are also paid a fee of $250 per meeting. The aggregate fees paid to the directors for the fiscal year ended June 30, 2006 were $76,400.

     SUPPLEMENTAL INCOME AGREEMENTS. Osage Federal Bank has entered into Supplemental Income Agreements with Messrs. Formby, Payne and Strahan pursuant to which we will pay them an annual benefit of $6,000 upon their attainment of age 65, assuming that they remain directors until such time. They may be eligible for reduced benefits at age 62 if they remain with Osage Federal Bank until such time. In the event one of the directors should die prior to age 65 while in active service, Osage Federal Bank will pay the accrued liability for the benefit to his designated beneficiary or, if no beneficiary has been designated, to his estate. In the event a director terminates service due to disability, he will be entitled to receive a distribution of his accrued liability account. If, prior to age 65, a director is terminated within three years after Osage Federal Bank is merged into another institution or undergoes a stock conversion, or after a stock conversion, there is a change in control and he is terminated for any reason other than discharge for cause or his base fee is reduced without his consent, he will be entitled to receive the early retirement benefit to which he would be otherwise entitled if he is 62 or older or the minimum early retirement benefit to which he would be entitled at age 62 if he is less than age 62. For purposes of the Supplemental Income Agreements, change in control is defined as the transfer of 10% or more of the voting stock of Osage Federal Bank by any means other than by will or intestate and acquired by one party or parties acting in concert other than a transfer to a trust for the benefit of Osage Federal Bank's employees. As of June 30, 2006, we had accrued $2,683, $10,352 and $4,487 for its liabilities under the Supplemental Income Agreements with Messrs. Formby, Payne and Strahan, respectively.

     We have purchased life insurance policies on Messrs. Formby, Payne and Strahan, the earnings on which are expected to offset the costs of the supplemental income program. We have entered into Split Dollar Agreements with each of Messrs. Formby, Payne and Strahan or their estates pursuant to which they are entitled to receive 50% of the net at-risk insurance portion of the proceeds of the policy if they should die while serving on the board or if they are retired or terminated due to disability. The net at-risk portion is the total proceeds less the cash value of the policy. If the director is not serving on the board at the time of death, he will be entitled to the vested portion of the death benefit. The directors are vested in $20,000 in proceeds at age 62 and vest ratably in the remainder of the death benefit to 100% at age 65.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation awarded to or earned by the Chief Executive Officer of the Company and the Bank and by each executive officer whose salary and bonus earned in fiscal year 2006 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries (the "Named Executive Officers").

                                                                         LONG-TERM COMPENSATION
                                                                   ------------------------------------
                                                                                 AWARDS
                                                 ANNUAL            ------------------------------------
                                              COMPENSATION             RESTRICTED       SECURITIES
                                         ---------------------           STOCK          UNDERLYING        ALL OTHER
   NAME AND PRINCIPAL POSITION  YEAR     SALARY          BONUS          AWARD(S)          OPTIONS       COMPENSATION
   ---------------------------  ----     ------          -----          --------          -------       ------------
   Mark S. White                2006    $99,000        $7,500         $     --               --           $28,633 (2)
   President and Chief          2005     95,500         9,000          138,014 (1)         28,516          23,686
   Executive Officer            2004     92,000         7,500               --               --            18,365

------------------
(1) Based on the grant date value ($12.10 per share) of 11,406 shares of restricted stock awarded under the 2004 Restricted Stock Plan on November 17, 2004. Such shares vest at the rate of 20% per year beginning one year from the date of grant. Dividends paid on shares of restricted stock are distributed upon vesting. At June 30, 2006, Mr. White had 9,125 unvested shares of restricted stock which had an aggregate value of $182,500 based on the closing price reported for the Common Stock on the OTC Bulletin Board on that date ($20.00 per share).
(2) Consists of matching and supplemental contributions to his account in the Osage Federal Employees' Savings and Profit Sharing Plan ($3,960), director fees ($8,400), the value of compensation attributable to paid life insurance premiums ($2,307), and the value of 960.5 shares allocated to his account in the employee stock ownership plan ($13,966).

     AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2006 AND YEAR-END OPTION VALUES. The following table sets forth information concerning the value of options held by the Named Executive Officers at the end of the fiscal year. No SARs have been granted to any of the Named Executive Officers and no options were exercised during the past fiscal year.

                          NUMBER OF SECURITIES UNDERLYING          VALUE OF UNEXERCISED
                               UNEXERCISED OPTIONS                 IN-THE-MONEY OPTIONS
                               AT FISCAL YEAR END                 AT FISCAL YEAR-END (1)
                           -----------------------------       ---------------------------
        NAME              EXERCISABLE      UNEXERCISABLE       EXERCISABLE   UNEXERCISABLE
        ----              -----------     --------------       -----------   -------------
Mark S. White               5,703             22,813           $45,054         $180,223

-------------
(1) Based on the difference between the exercise price and the fair market value of the underlying securities at fiscal year-end.

                                       7

     SALARY CONTINUATION AGREEMENT. Osage Federal Bank has entered into a Salary Continuation Agreement with Mark S. White pursuant to which he is entitled to receive a monthly retirement benefit at the annualized rate of $35,000 per year until death provided that he remains continuously employed by Osage Federal Bank until age 65. Mr. White is eligible for an actuarially reduced benefit if he retires prior to age 65 but after age 62. If Mr. White is terminated within three years after Osage Federal Bank is merged into another institution or undergoes a stock conversion, or after a stock conversion, there is a change in control and he is terminated for any reason other than discharge for cause or his base salary is reduced without his consent prior to age 65, he will be entitled to receive the early retirement benefit to which he would be otherwise entitled if he is 62 or older or the minimum early retirement benefit to which he would be entitled at age 62 if he is less than age 62. For purposes of the Salary Continuation Agreement, change in control is defined as the transfer of 10% or more of the voting stock of Osage Federal Bank by any means other than by will or intestate and acquired by one party or parties acting in concert other than a transfer to a trust for the benefit of Osage Federal Bank's employees. If Mr. White is terminated before age 62 for a reason other than cause, he will be entitled to a lump sum payment of the accrued liability balance at the date of termination. In the event of Mr. White's death prior to retirement, his designated beneficiary will be entitled to receive the balance of his accrued liability retirement account. As of June 30, 2006, Osage Federal Bank had accrued $59,649 for its liability to Mr. White under the Salary Continuation Agreement.

     Osage Federal Bank's obligations under the Salary Continuation Agreement are unfunded and unsecured. Osage Federal Bank has purchased life insurance policies on Mr. White, the earnings on which are expected to offset the expense of the plan. Osage Federal Bank has entered into a Split Dollar Agreement with Mr. White pursuant to which Mr. White's beneficiaries are entitled upon his death to receive 85% of the net at-risk portion of the proceeds of the policy. The net at-risk portion of the proceeds is equal to the total proceeds less the cash value of the policy. If Mr. White is not employed by the Bank at the time of his death, his beneficiary will be entitled to a percentage of the full death benefit based on the number of years of his service since the effective date of the agreement with a minimum payout of $20,000 and a full payout after eight years of service.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     During the two years ended June 30, 2006, no directors, officers or their immediate family members were engaged in business transactions with Osage Federal involving more than $60,000 (other than through a loan as part of Osage Federal Bank's regular lending operations).

     Osage Federal Bank makes loans to its directors, officers and employees in the ordinary course of business. Directors and officers do not receive any discounts or waivers of fees. Employees are offered loans on the same terms and conditions as if offered to the general public with two exceptions. If an employee has been employed by Osage Federal for at least six months, the employee will receive an interest rate discount of 0.5% for a mortgage loan on their personal residence while they are employed. This rate reduction ceases at termination of employment. In addition, employees receive a waiver of the $25 document preparation fee for consumer loans. Loans to directors, officers and employees are otherwise on substantially the same terms and conditions as those of comparable transactions prevailing at the time with other persons. Such loans also do not include more than the normal risk of collectibility or present other unfavorable features. Osage Federal Financial, Inc. is prohibited from making loans to its directors and executive officers. Any future material transactions between Osage Bancshares, Inc. and its officers and directors will be approved by a majority of the independent directors who do not have an interest in the transaction and who have access to our counsel or independent legal counsel at our expense.

--------------------------------------------------------------------------------
                  PROPOSAL II - RATIFICATION OF APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

     BKD, LLP served as the Company's independent registered public accounting firm for the last fiscal year and the Board of Directors has appointed BKD, LLP to serve as the Company's independent registered public accounting firm for the current fiscal year subject to ratification by shareholders. The engagement of BKD, LLP was approved in advance by the Audit Committee of the Board of Directors. A representative of BKD, LLP is not expected to attend the Annual Meeting and therefore will not have an opportunity to make a statement and will not be available to respond to appropriate questions from shareholders.

     Fees paid to the Company's principal accountant for professional services for each of the last two fiscal years are set forth below:

    FISCAL        AUDIT         AUDIT-RELATED         TAX          ALL OTHER
     YEAR         FEES              FEES             FEES            FEES
     ----         ----              ----             ----            ----

     2006        $50,840            $1,620           $4,390          $--

     2005        $45,135            $4,880           $4,165          $--

     AUDIT FEES include fees billed by the Company's independent auditors for professional services rendered for the audit of the Company's annual financial statements and reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during the fiscal year ended June 30, 2006.

     AUDIT-RELATED FEES include fees billed by the Company's independent auditors for services provided for the year ended June 30, 2006. The services comprising these fees consisted of consultation concerning financial accounting and reporting standards and services related to the various registration statements filed with the Securities and Exchange Commission in connection with the stock conversion of the Company.

     TAX FEES primarily include fees associated with tax audits, tax compliance, tax consulting, as well as tax planning. This category also includes services related to tax disclosure and filing requirements.

     ALL OTHER FEES are fees billed for professional services other than those listed under Audit Fees, Audit-Related Fees and Tax Fees. No such services were rendered during fiscal years 2006 or 2005.

     The Audit Committee has pre-approved all audit and non-audit services provided by the independent auditor and has not adopted pre-approval procedures for this purpose. No portion of non-audit fees during the past two years were approved pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X.

     Ratification of the appointment of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast in person or by proxy by the shareholders at the Annual Meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE
APPOINTMENT OF BKD, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2007 FISCAL YEAR.

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

     The Audit Committee has reviewed and discussed the audited financial statements of the Company with management and has discussed with BKD, LLP, the Company's independent registered public accounting firm, the matters required to be discussed under Statement of Auditing Standards No. 61 ("SAS 61"). In addition, the Audit Committee received from BKD, LLP the written disclosures and the letter required to be delivered by BKD, LLP under Independence Standards Board Standard No. 1 ("ISB Standard No. 1") and has discussed with representatives of BKD, LLP their independence.

     The Audit Committee has reviewed the non-audit services currently provided by the Company's independent registered public accounting firm and has considered whether the provision of such services is compatible with maintaining the independence of the Company's independent registered public accounting firm.

     Based on its review of the financial statements, its discussion with BKD, LLP regarding SAS 61, and the written materials provided by BKD, LLP under ISB Standard No. 1 and the related discussion with BKD, LLP of their independence, the Audit Committee has recommended that the audited financial statements of the Company be included in its Annual Report on Form 10-KSB for the year ended June 30, 2006, for filing with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

           MARK A. FORMBY                             GARY STRAHAN
           MILTON LABADIE                             HARVEY PAYNE


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Pursuant to regulations promulgated under the Exchange Act, the Company's officers, directors and persons who own more than 10% of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports received during the past fiscal year or with respect to the last fiscal year or written representations from such persons that no annual reports of change in beneficial ownership were required, the Company believes that during the fiscal year ended June 30, 2006, each of its officers and directors and each of its shareholders owning in excess of 10% of the outstanding Common Stock have complied with the reporting requirements, except for Director Payne, President White, Executive Vice President Trolinger and Vice President Smith who were each late filing a Form 4.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

     The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of the Board of Directors.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.


--------------------------------------------------------------------------------
                          ANNUAL REPORT TO SHAREHOLDERS
--------------------------------------------------------------------------------

     The Company's 2006 Annual Report to Shareholders, including financial statements, is being mailed to all shareholders of record as of the Record Date. Any shareholder who has not received a copy of the Annual Report may obtain a copy by writing to the Secretary of the Company. The Annual Report is not to be treated as a part of the proxy solicitation materials or as having been incorporated herein by reference. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS AS OF THE RECORD DATE, UPON WRITTEN REQUEST TO THE SECRETARY, OSAGE FEDERAL FINANCIAL, INC., 239 EAST MAIN STREET, PAWHUSKA, OKLAHOMA 74056.

--------------------------------------------------------------------------------
                             PROPOSED REORGANIZATION
--------------------------------------------------------------------------------

     On July 21, 2006, the Boards of Directors of Osage Federal MHC, Osage Federal Financial, Inc. and Osage Federal Bank unanimously adopted a Plan of Conversion and Reorganization (the "Plan"), pursuant to which Osage Federal will reorganize from the mutual holding company structure to the stock holding company structure (the "Reorganization"). Pursuant to the terms of the Plan, Osage Federal MHC will convert from the mutual form to a federal interim stock savings association and simultaneously merge with and into Osage Federal Bank, with Osage Federal Bank as survivor. Additionally, Osage Federal Financial, Inc. will convert to a federal interim stock savings association and simultaneously merge with and into Osage Federal Bank, with Osage Federal Bank as survivor. Osage Federal Bank will form a new state-chartered corporation that will acquire all of the outstanding shares of Osage Federal Bank's common stock. Shares of Osage Federal Financial, Inc. common stock, other than those held by Osage Federal MHC, will be converted into shares of the new corporation pursuant to an exchange ratio designed to preserve the approximate percentage ownership interests of such persons. The Reorganization is subject to the approval of: (1) the Office of Thrift Supervision; (2) at least a majority of the total number of votes eligible to be cast by members of Osage Federal MHC; (3) the holders of at least a majority of the outstanding shares of Osage Federal Financial, Inc. common stock; and (4) at least a majority of votes cast by holders of Osage Federal Financial, Inc. common stock other than Osage Federal MHC.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     To be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Shareholders, which will only be held if the Reorganization is not completed prior thereto, any shareholder proposal to take action at such meeting must be received at the Company's main office at 239 East Main Street, Pawhuska, Oklahoma 74056 no later than June 9, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act. Shareholder proposals, other than those submitted pursuant to the Exchange Act, to be considered at such Annual Meeting, must be stated in writing, delivered or mailed to the Secretary of the Company, not less than five days before the Annual Meeting.

                                 BY ORDER OF THE BOARD OF DIRECTORS

                                 /s/ Frances Altaffer

                                 FRANCES ALTAFFER
                                 Secretary
Pawhuska, Oklahoma
October 6, 2006

         REVOCABLE PROXY
  OSAGE FEDERAL FINANCIAL, INC.

/X/ PLEASE MARK VOTES
AS IN THIS EXAMPLE

 ANNUAL MEETING OF SHAREHOLDERS                                                                                WITH-       FOR
        NOVEMBER 8, 2006                                                                                FOR    HOLD      EXCEPT

The  undersigned  hereby  appoints  the Board of  Directors of Osage  1.   The election as director     [ ]    [  ]        [  ]
Federal Financial,  Inc. (the "Company") and each of them, with full       of the nominees listed
powers  of   substitution  in  each,  to  act  as  proxies  for  the       (except as marked to the
undersigned, to  vote all shares of the Company's common stock which        contrary below):
the undersigned is  entitled  to  vote  at  the  annual   meeting of
shareholders (the "Annual  Meeting"),  to be held at the main office       Mark S. White
of Osage Federal Bank, 239 East Main Street,  Pawhuska,  Oklahoma on       Harvey Payne
Wednesday,  November  8,  2006  at  1:00  p.m.,  and at any  and all
adjournments thereof, as follows:

                                                                      INSTRUCTION:  TO  WITHHOLD  AUTHORITY  TO  VOTE  FOR A  LISTED
                                                                      NOMINEE(S),  MARK "FOR EXCEPT" AND WRITE THE NOMINEE'S NAME IN
                                                                      THE SPACE PROVIDED BELOW.

                                                                      _________________________________________________


                                                                                                        FOR    AGAINST    ABSTAIN

                                                                      2.   Ratification of            [  ]       [  ]        [  ]
                                                                           appointment of
                                                                           independent
                                                                           registered public
                                                                           accounting firm.

                                                                    THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS
                                                                    ARE  SPECIFIED,  THIS  PROXY  WILL BE VOTED  FOR THE  LISTED
                                                                    NOMINEES  AND FOR  PROPOSAL  2.  IF ANY  OTHER  BUSINESS  IS
                                                                    PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY
                                                                    THOSE   NAMED  IN  THIS   PROXY  IN   ACCORDANCE   WITH  THE
                                                                    DETERMINATION  OF THE  BOARD OF  DIRECTORS.  AT THE  PRESENT
                                                                    TIME,  THE BOARD OF DIRECTORS  KNOWS OF NO OTHER BUSINESS TO
                                                                    BE  PRESENTED  AT THE ANNUAL  MEETING.  THIS  PROXY  CONFERS
                                                                    DISCRETIONARY  AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH
                                                                    RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR  WHERE THE
                                                                    NOMINEE  IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE
                                                                    AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

                                                                      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                                  ---------------------------------------------------
Please be sure to sign and date   |   Date                                          |
this Proxy in the box below       |                                                 |
-------------------------------------------------------------------------------------
Shareholder sign above.                Co-holder (if any) sign above.               |
-------------------------------------------------------------------------------------

Should the above  shareholder be present and elect to vote at the Annual Meeting or at any  adjournment  thereof and after notification  to the Secretary of the Company at the Annual  Meeting of the  shareholder's  decision to terminate this proxy,  then the power of said attorneys and proxies shall be deemed  terminated and of no further force and effect.

The above shareholder  acknowledges  receipt from the Company  prior to the  execution  of this proxy of notice of the Annual
Meeting, a Proxy Statement therefor and the 2006 Annual Report to Shareholders.

Please sign  exactly as your name  appears on this proxy card.  When  signing as attorney,  executor,  administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

       PLEASE ACT PROMPTLY
SIGN, DATE AND MAIL YOUR PROXY CARD TODAY